Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Income Fund, Scudder Global Discovery Fund, Scudder Global Bond Fund, a series of Global / International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                /s/Richard T. Hale
                                                   -------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder Emerging Markets
                                                 Income Fund, Scudder Global
                                                 Discovery Fund, Scudder Global
                                                 Bond Fund, a series of Global
                                                 / International Fund, Inc.

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Income Fund, Scudder Global Discovery Fund, Scudder Global Bond Fund, a series of Global / International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                 /s/Charles A. Rizzo
                                                    ---------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Emerging Markets
                                                  Income Fund, Scudder Global
                                                  Discovery Fund, Scudder Global
                                                  Bond Fund, a series of Global
                                                  / International Fund, Inc.